UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 7, 2009

Date of Report  (Date of earliest event reported)

RMR PREFERRED DIVIDEND FUND

(Exact Name of Registrant as Specified in Charter)

Massachusetts	811-21671	20-1852808
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of principal executive offices, including zip code)

(617) 332-9530

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On January 7, 2009, Frank J. Bailey, one of our independent trustees, notified our board of trustees of his resignation from the board effective as of January 30, 2009.  Mr. Bailey advised the board that the resignation was in connection with his recent appointment to serve as a United States Bankruptcy Judge for the District of Massachusetts and that the reason for his decision was not the result of any disagreement with us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2009	RMR PREFERRED DIVIDEND FUND

	By	/s/ Adam D. Portnoy
Adam D. Portnoy
President